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                                                                       Exhibit 5

                     AGREEMENT TO FILE SCHEDULE 13D JOINTLY

                     (as required by Item 7 of Schedule 13D)

     The undersigned persons hereby agree that reports on Schedule 13D, and any amendments thereto, may be filed in a single statement on behalf of all such persons, and further, each such person designates Marc D. Hamburg as its agent and attorney-in-fact for the purpose of executing any and all such reports required to be made by it with the Securities and Exchange Commission.

Dated: August 27, 2002

                                         BERKADIA LLC

                                         By:    /s/ Marc D. Hamburg
                                                -------------------------
                                         Name:  Marc D. Hamburg
                                         Title: President

                                         BERKADIA MANAGEMENT LLC

                                         By:    /s/ Marc D. Hamburg
                                                -------------------------
                                         Name:  Marc D. Hamburg
                                         Title: President

                                         BERKADIA EQUITY HOLDINGS LLC

                                         By:    /s/ Marc D. Hamburg
                                                -------------------------
                                         Name:  Marc D. Hamburg
                                         Title: President

                                         BHF BERKADIA MEMBER INC.

                                         By:    /s/ Marc D. Hamburg
                                                -------------------------
                                         Name:  Marc D. Hamburg
                                         Title: President

                                         BH FINANCE LLC

                                         By:    /s/ Marc D. Hamburg
                                                -------------------------
                                         Name:  Marc D. Hamburg
                                         Title: President


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                                         COLUMBIA INSURANCE COMPANY

                                         By:    /s/ Marc D. Hamburg
                                                -------------------------
                                         Name:  Marc D. Hamburg
                                         Title: Treasurer

                                         BH COLUMBIA INC.

                                         By:    /s/ Marc D. Hamburg
                                                -------------------------
                                         Name:  Marc D. Hamburg
                                         Title: President

                                         OBH, Inc.

                                         By:    /s/ Marc D. Hamburg
                                                -------------------------
                                         Name:  Marc D. Hamburg
                                         Title: Vice President

                                         BERKSHIRE HATHAWAY INC.

                                         By:    /s/ Marc D. Hamburg
                                                -------------------------
                                         Name:  Marc D. Hamburg
                                         Title: Vice President and
                                                Chief Financial Officer

                                         WARREN E. BUFFETT

                                                /s/ Warren E. Buffett
                                                -------------------------